                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         James S. Tisch hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ JAMES S. TISCH                  Chief Executive Officer                      February 13, 2004
-------------------------------     & Chairman of the Board
    James S. Tisch

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ HERBERT C. HOFMANN                       Director                            February 13, 2004
--------------------------------
    Herbert C. Hofmann

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Charles L. Fabrikant hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ CHARLES L. FABRIKANT                     Director                            February 13, 2004
--------------------------------
    Charles L. Fabrikant

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ ARTHUR L. REBELL                         Director                            February 13, 2004
-------------------------------
    Arthur L. Rebell

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ RAYMOND S. TROUBH                        Director                            February 13, 2004
---------------------------
    Raymond S. Troubh

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ LAWRENCE R. DICKERSON           President, Chief Operating                   February 13, 2004
-------------------------------     Officer and Director
    Lawrence R. Dickerson

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ GARY T. KRENEK                  Vice President and                           February 13, 2004
-----------------------             Chief Financial Officer
    Gary T. Krenek

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Alan R. Batkin hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ ALAN R. BATKIN                           Director                            February 13, 2004
-------------------------------
    Alan R. Batkin

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Beth G. Gordon hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for her and in her name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

/s/ BETH G. GORDON                   Controller (Principal                         February 13, 2004
-----------------------               Accounting Officer)
    Beth G. Gordon